SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  205490

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2004

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(610) 208-0966

N/A
(Former name or former address, if changed since last report.)

Item 5.  Other Events.

The press release of Leesport Financial Corp., dated August 6, 2004, attached hereto as Exhibit 99.1 is incorporated by reference.

Item 7.  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

The following exhibits are filed herewith:

99.1	Press Release, dated August 6, 2004, of Leesport Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: August 6, 2004	/s/ Raymond H. Melcher, Jr.
Raymond H. Melcher, Jr.
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated August 6, 2004, of Leesport Financial Corp.